EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy Morris, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Humanigen, Inc. on Form 10-K for the year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Humanigen, Inc. on Form 10-K fairly presents in all material respects the financial condition and results of operations of Humanigen, Inc.

By:	/s/ Timothy Morris

Name:	Timothy Morris
Title:	Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)
Date:	March 10, 2021